POWER OF ATTORNEY

 Know all by these presents, that the undersigned hereby constitutes and appoints each
of Edward S. Nekritz, David W. Grawemeyer and Erin McMahon, signing singly, the undersigned's true and lawful attorney-in-fact to:

 (1) execute for and on behalf of the undersigned, in the undersigned's capacity as
an officer and/or director of ProLogis (the "Company"), Forms 3, 4, and 5 in accordance
with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

 (2) do and perform any and all acts for and on behalf of the undersigned which may
be necessary or desirable to complete and execute any such Form 3, 4, or 5, complete
and execute any amendment or amendments thereto, and timely file such form with the
United States Securities and Exchange Commission and any stock exchange or similar
authority; and

 (3) take any other action of any type whatsoever in connection with the foregoing
which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of,
or legally required by, the undersigned, it being understood that the documents executed
by such attorney-in-fact on behalf of the undersigned pursuant to this Power of
Attorney
shall be in such form and shall contain such terms and conditions as such attorney-in-
fact may approve in such attorney-in-fact's discretion.

 The undersigned hereby grants to each such attorney-in-fact full power and authority to
do and perform any and every act and thing whatsoever requisite, necessary, or proper to be
done in the exercise of any of the rights and powers herein granted, as fully to all intents and
purposes as the undersigned might or could do if personally present, with full power of
substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such
attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this
power of attorney and the rights and powers herein granted.  The undersigned acknowledges
that the foregoing attorneys-in-fact, in serving in such capacity at the request of the
undersigned, are not assuming, nor is the Company assuming, any of the undersigned's
responsibilities to comply with Section 16 of the Securities Exchange Act of
1934.

 This Power of Attorney shall remain in full force and effect until the undersigned is no
longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and
transactions in securities issued by the Company, unless earlier revoked by the undersigned in
a signed writing delivered to the foregoing attorneys-in-fact.

 IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 9th day of June, 2008.

        _______________________
        Diane S. Detering-Paddison